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                       SUPPLEMENT DATED FEBRUARY 15, 2007
             TO THE PROSPECTUSES DATED MAY 1, 2006, AS AMENDED, FOR

         NYLIAC PINNACLE SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE
               NYLIAC PINNACLE VARIABLE UNIVERSAL LIFE INSURANCE
            NYLIAC SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                  NYLIAC SURVIVORSHIP VARIABLE UNIVERSAL LIFE
                      NYLIAC VARIABLE UNIVERSAL LIFE 2000
                        VARIABLE UNIVERSAL LIFE PROVIDER

                                  INVESTING IN
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

     This supplement amends the May 1, 2006 prospectuses (the "Prospectuses") for the NYLIAC Pinnacle Survivorship Variable Universal Life Insurance, NYLIAC Pinnacle Variable Universal Life Insurance, NYLIAC Single Premium Variable Universal Life Insurance, NYLIAC Survivorship Variable Universal Life, NYLIAC Variable Universal Life 2000 and Variable Universal Life Provider policies (the "policies"). You should read this information carefully and retain this supplement for future reference together with the Prospectus(es). All capitalized terms have the same meaning as those included in the Prospectuses.

     The purpose of this supplement is to clarify the free look procedures under the policies.

     Keeping this purpose in mind, please note the following:

     In the section of the Prospectuses entitled "FREE LOOK," the language contained in such section is deleted in its entirety and replaced with the following:

          You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You may cancel increases in the Face Amount of your policy under the same time limits. (See "State Variations" for state-by-state details.) To receive a refund, you must return the policy to the VPSC at one of the addresses noted on the first page of the prospectus (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us.

          We will allocate premium payments you make with your application or during the free look period to our General Account until the end of the free look period. On the Business Day following the free look period, we will allocate the net premium plus any accrued interest to the Investment Divisions you have selected.

          If you cancel your policy, however, we will pay you only the greater of (a) your policy's Cash Value calculated as of the Business Day either the VPSC or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

          If you cancel an increase in the Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.

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                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010